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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 28, 1998 included in the Global Vacation Group, Inc. (formerly Allied Bus Corp.) Registration Statement on Form S-1 (File No. 333-52673) and to all references to our Firm included in this registration statement.

                                                      /s/ Arthur Andersen LLP

                                                      ARTHUR ANDERSEN LLP

Washington, D.C.
January 11, 1999